UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2010

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2010, our Board of Directors amended Article II, Section 10(C)(3) of our By-Laws to provide that the requirements of Section 10, which set forth certain notice procedures stockholders must follow to properly bring nominations or other business before stockholder meetings, are subject to the requirements of Rule 14a-8 and Rule 14a-11 under the Securities Exchange Act of 1934.

The disclosure included in this Item 5.03 is qualified in its entirety by reference to the full text of our amended By-Laws, which are attached hereto as Exhibit 3 and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3 - Atlas Air Worldwide Holdings, Inc. By-Laws, dated as of October 1, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

October 4, 2010	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3	Atlas Air Worldwide Holdings, Inc. By-Laws, dated as October 1, 2010